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                                                                      EXHIBIT 23






                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-3, No. 333-47959) of Southern Natural Gas Company and in the related Prospectus and Prospectus Supplement of our report dated January 16, 1998, with respect to the consolidated financial statements of Southern Natural Gas Company included in the Annual Report (Form 10-K) for the year ended December 31, 1997.



                                                           /s/ Ernst & Young LLP
                                                           ---------------------
                                                           ERNST & YOUNG LLP

Birmingham, Alabama
March 23, 1998